Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC COMPANY I

Mid Cap Strategic Growth Fund

Science & Technology Fund

(each, a “Fund,” and together, the “Funds”)

Supplement dated May 31, 2022, to each Fund’s Summary Prospectus,

Prospectus and Statement of Additional Information, each dated October 1, 2021,

as supplemented and amended to date

On May 17, 2022, the U.S. Department of Justice and the Securities and Exchange Commission (the “SEC”) announced that Allianz Global Investors U.S. LLC (“AllianzGI”), one of the subadvisers to each Fund, pled guilty to securities fraud related to a complex options trading strategy it marketed and sold to institutional investors in private investment funds. AllianzGI’s conduct is unrelated to the Funds; however, as a consequence, AllianzGI is disqualified from acting as a subadviser to the Funds. To avoid any potential hardships to AllianzGI’s U.S. registered investment fund clients, the SEC has issued a temporary exemption under the Investment Company Act of 1940 that permits AllianzGI to continue to act as a subadviser to each Fund for a period of ten weeks to transition its subadvisory responsibilities. The Variable Annuity Life Insurance Company, the Funds’ adviser, anticipates hiring another subadviser to replace AllianzGI prior to the end of the transition period, subject to the approval of the Board of Directors (the “Board”) of VALIC Company I. Fund shareholders will receive information regarding any subadviser replacement after the Board has approved the subadviser change.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.